UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2007

ITRONICS INC.

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                                              Texas                              33-18582                                75-2198369

                             (State or other jurisdiction          (Commission File                          (IRS Employer

                                    of incorporation)                        Number)                              Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada          89509

                        (Address of Principal Executive Offices)                           Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01: Entry into a Material Definitive Agreement

On December 27, 2007 the Company entered into the material agreements described under Item 3.02 below.

Item 2.03: Creation of a Direct Financial Obligation

On December 27, 2007 the Company entered into agreements that create material direct financial obligations. The agreements are more fully described under Item 3.02 below.

Item 3.02 Unregistered Sales of Securities

Section 1:

On December 27, 2007, the Company entered into a Securities Purchase Agreement with three accredited investors (the "Investors") for an aggregate amount of (i) $200,000 in secured convertible notes, and (ii) warrants to purchase 15,000,000 shares of the Company’s common stock (the "Financing"). The Company anticipates that the proceeds of the Financing will be used to advance its eight part business plan which was summarized in its press release issued by the Company on June 3, 2005. The Financing will provide working capital to expand GOLD’n GRO fertilizer sales, EPA registration of the GOLD’n GRO Guardian deer repellant fertilizer, certain capital improvements to expand production capacity, and payment of existing debt obligations.

The Financing was made in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D as promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended.

The Financing was completed in one closing. The closing consisted of gross proceeds of $200,000, less financing costs of $15,000, for net proceeds of $185,000.

The Investors received three year convertible notes (the "Notes") bearing simple interest at 8% per annum. The Notes are convertible into the Company’s common stock at a price equal to the lesser of (i) $0.10 or (ii) 35% of the average of the lowest 3 trading prices during the 20 trading day period ending one trading day before the conversion date. In addition, we granted the Investors a further security interest in substantially all of our assets, including the assets of our wholly owned subsidiaries, and intellectual property.

The parties entered into a Registration Rights Agreement whereby we are required to file a registration statement with the

Securities and Exchange Commission within 180 days of closing, registering the common stock underlying the secured convertible notes and the warrants. If the registration statement is not declared effective within 180 days from the date of closing, we are required to pay liquidated damages to the investors. In the event that we breach any representation or warranty in the Securities Purchase Agreement, we may be required to pay liquidated damages in shares or cash, at our election, equal to two percent of the outstanding principal amount of the secured convertible notes per month plus accrued and unpaid interest.

The Investors received seven year warrants to purchase a total of 15,000,000 common shares of the Company at a purchase price of $0.001 per share.

Other than under these Agreements and under certain specified circumstances, should we issue shares of common stock below the market price, the exercise price of the warrants will be reduced accordingly.

The conversion price of the secured convertible notes and the exercise price of the warrants may be adjusted in certain circumstances such as if we pay a stock dividend, subdivide or combine outstanding shares of common stock into a greater or lesser number of shares, or take such other actions as would otherwise result in dilution of the selling stockholder's position.

The Investors have agreed to restrict their ability to convert their secured convertible notes or exercise their warrants and receive shares of our common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.9% of the then issued and outstanding shares of common stock.

In addition to the above terms, the Company has agreed to restructure all previous unpaid Callable Secured Convertible Notes ("the Notes") by increasing the discount on the conversion price from 60% to 65%, such that the conversion price is 35% of the average of the lowest 3 trading prices during the 20 trading day period ending one trading day before the conversion date, instead of the 55% as stated in the Notes and related Securities Purchase Agreements.

The Company paid a finder’s fee of 8% of the gross proceeds.

Section 2:

Following is a summary of other sales of unregistered securities occurring since the last current report on Form 8-K filed on December 14, 2007:

In December 2007, we issued an aggregate of 31,771,894 common shares to four accredited investors upon the conversion of $25,418 in callable secured convertible notes.

With the issuance of the these shares, the Company has issued all but a nominal number of its one billion authorized shares. Planning is underway to hold a special meeting of shareholders in order to increase the authorized shares so that the Company can meet its obligations under the current and previous callable secured convertible notes and related securities purchase agreements.

On December 31, 2007 the Company rolled $342,170 of interest accrued on the previously issued callable secured convertible notes into Callable Secured Convertible Notes (the Notes), which bear simple interest at 2% per annum. This in effect adds the accrued interest to the principal balance outstanding. The Notes have the same terms and conditions, including the right to convert into common stock, as the previously issued Notes.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibits:

10.1        Securities Purchase Agreement dated December 19, 2007, by and among Itronics

               Inc. and the investors named on the signature pages thereto.

10.2       Callable Secured Convertible Note dated December 19, 2007.

10.3       Callable Secured Convertible Note dated December 19, 2007.

10.4       Callable Secured Convertible Note dated December 19, 2007.

10.5       Stock Purchase Warrant dated December 19, 2007.

10.6       Stock Purchase Warrant dated December 19, 2007.

10.7       Stock Purchase Warrant dated December 19, 2007.

10.8       Registration Rights Agreement dated December 19, 2007, by and among Itronics

                 Inc. and the investors named on the signature pages thereto.

10.9       Callable Secured Convertible Note dated December 31, 2007

10.10     Callable Secured Convertible Note dated December 31, 2007

10.11     Callable Secured Convertible Note dated December 31, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITRONICS INC.

                                                                                        (Registrant)

Date: January 3, 2008                                                          By: /S/ John W. Whitney

                                                                                                John W. Whitney

                                                                                                President, Treasurer and Director

                                                                                                (Principal Executive and Financial

                                                                                                Officer)